EXHIBIT 99.2

TERRA TECH CORP.
CONSOLIDATED BALANCE SHEETS - (Pro Forma)
DECEMBER 31, 2012

	Terra Tech Corp.	Edible Garden Corp.	Adjustments	Pro Forma December 31, 2012

Assets
Current Assets:
Cash	$16,312	$100	$-	$16,412
Accounts receivable, net	27,476	-	-	27,476
Inventories, net	256,714	-	-	256,714
Current portion of notes receivable, net of allowance	-	-	-	-
Prepaid Inventory	51,988	-	-	51,988
Total Current Assets	352,490	100	-	352,590
Property and equipment, net	33,650	-	-	33,650
Intangible assets	-	-	212,400	212,400
Deposits	-	-	-	-
Total Assets	$386,140	$100	$212,400	$598,640

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$377,376	$-	$-	$377,376
Note payable	364,306	-	-	364,306
Loans from Related Party	104,998	-	-	104,998
Due to officers	-	-	-	-
Total Current Liabilities	846,680	-	-	846,680

Commitment and Contingencies
Stockholders' Equity
Preferred stock, Convertible Series A	-	-	-	-
Preferred stock, Convertible Series B	14,750	-	-	14,750

Common stock	82,372	-	-	82,372
Additional paid-in capital	8,131,305	100	212,400	8,343,805
Accumulated Deficit	(8,688,967)	-	-	(8,688,967)
Total Stockholders' Equity	(460,540)	100	212,400	(248,040)

Total Liabilities and Stockholders' Equity	$386,140	$100	$212,400	$598,640

TERRA TECH CORP.
CONSOLIDATED STATEMENT OF OPERATIONS - (Pro Forma)
YEAR ENDED DECEMBER 31, 2012

	Terra Tech Corp	Edible Garden Corp.	Adjustments	Pro Forma Year Ended December 31, 2012

Total Revenues	$552,579	$-	$-	$552,579
Cost of Goods Sold	451,713	-	-	451,713
	100,866	-	-	100,866
Selling, general and administrative expenses	1,072,866	-	-	1,072,866
Impairment of goodwill	4,799,965	-	-	4,799,965
Loss from operations	(5,771,965)	-	-	(5,771,965)

Other Income (Expenses)
Loss on sale of property and equipment	(1,322)	-	-	(1,322)
Interest Expense	(62,203)	-	-	(62,203)
Total Other Income (Expense)	(63,525)	-	-	(63,525)
Loss before Provision of Income Taxes	(5,835,490)	-	-	(5,835,490)
Provision for income taxes	879	-	-	879
Net Loss applicable to common shareholders	$(5,836,369)	$-	$-	$(5,836,369)

TERRA TECH CORP.
NOTES TO CONSOLIDATING FINANCIAL STATEMENTS – (PRO FORMA)

1.  BUSINESS ACQUISITION

On April 24, 2013, Terra Tech Corp. (the “Company”) completed the acquisition of Edible Garden Corp. transaction whereby the Company acquired all of the issued and outstanding shares of Edible Garden Corp. in exchange for 1,250,000 shares of our common stock. As a result of the acquisition, Edible Garden Corp. became our wholly owned subsidiary.

2.  ASSUMPTIONS IN CONSOLIDATION

The Pro Forma Consolidating Balance Sheet as of December 31, 2012 is adjusted as if the transaction took place as of January 1, 2012.  There is an adjustment to intangible assets for the fair value of the customer list as if the transaction took place as of January 1, 2012.  There is an adjustment for the common stock that would be issued to the existing shareholders of Edible Garden Corp. as if the transaction took place as of January 1, 2012.

No adjustments were required for the Pro Forma Consolidating Statements of Operations for the year ended December 31, 2012.

TERRA TECH CORP.
CONDENSED BALANCE SHEETS - (Pro Forma)
MARCH 31, 2013

	Terra	Edible		Pro Forma
	Tech Corp.	Garden Corp.	Adjustments	March 31, 2013
Assets
Current Assets:
Cash	$436,158	$100	$-	$436,258
Accounts receivable, net	781	-	-	781
Inventories, net	259,423	-	-	259,423
Current portion of notes receivable, net of allowance	-	-	-	-
Prepaid Inventory	51,988	-	-	51,988
Total Current Assets	748,350	100	-	748,450
Property and equipment, net	30,580	-	-	30,580
Intangible assets	-	-	212,400	212,400
Deposits	700,000	-	-	700,000
Total Assets	$1,478,930	$100	$212,400	$1,691,430

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$326,945	$-	$-	$326,945
Note payable	1,192,780	-	-	1,192,780
Loans from Related Party	117,500	-	-	117,500
Derivative liability	718,000	-	-	718,000
Total Current Liabilities	2,355,225	-	-	2,355,225

Commitment and Contingencies
Stockholders' Equity
Preferred stock, Convertible Series A	-	-	-	-
Preferred stock, Convertible Series B	14,750	-	-	14,750

Common stock	85,612	-	-	85,612
Additional paid-in capital	9,140,680	100	212,400	9,353,180
Common stock subscribed	120,000	-	-	120,000
Accumulated Deficit	(10,237,337)	-	-	(10,237,337)
Total Stockholders' Equity	(876,295)	100	212,400	(663,795)

Total Liabilities and Stockholders' Equity	$1,478,930	$100	$212,400	$1,691,430

TERRA TECH CORP.
CONDENSED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2013

	Terra	Edible		Pro Forma Three Months Ended
	Tech Corp.	Gardens Corp.	Adjustments	March 31, 2013

Total Revenues	$66,121	$-	$-	$66,121
Cost of Goods Sold	68,005	-	-	68,005
	(1,884)	-	-	(1,884)
Selling, general and administrative expenses	745,533	-	-	745,533
Loss from operations	(747,417)	-	-	(747,417)

Other Income (Expenses)
Loss from derivatives issued with debt greater
than debt carrying value	(718,000)	-	-	(718,000)
Interest Expense	(82,953)	-	-	(82,953)
Total Other Income (Expense)	(800,953)	-	-	(800,953)
Loss before Provision of Income Taxes	(1,548,370)	-	-	(1,548,370)
Provision for income taxes	-	-	-	-
Net Loss applicable to common shareholders	$(1,548,370)	$-	$-	$(1,548,370)

TERRA TECH CORP.
NOTES TO CONSOLIDATING FINANCIAL STATEMENTS – (PRO FORMA)

1.  BUSINESS ACQUISITION

On April 24, 2013, Terra Tech Corp. (the “Company”) completed the acquisition of Edible Garden Corp. transaction whereby the Company acquired all of the issued and outstanding shares of Edible Garden Corp. in exchange for 1,250,000 shares of our common stock. As a result of the acquisition, Edible Garden Corp. became our wholly owned subsidiary.

2.  ASSUMPTIONS IN CONSOLIDATION

The Pro Forma Consolidating Balance Sheet as of March 31, 2013 is adjusted as if the transaction took place as of January 1, 2013.  There is an adjustment to intangible assets for the fair value of the customer list as if the transaction took place as of January 1, 2013.  There is an adjustment for the common stock that would be issued to the existing shareholders of Edible Garden Corp. as if the transaction took place as of January 1, 2013.

No adjustments were required for the Pro Forma Consolidating Statements of Operations for the three months ended March 31, 2013.